UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest reported) August 10, 2007

SONIC INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-30335	87-0494518
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

2795 East Cottonwood Parkway, Suite 660

Salt Lake City, UT 84121-7036

(Address of principal executive offices)

(801) 365-2800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition on Disposition of Assets

In a Current Report on Form 8-K filed by the Registrant as of June 1, 2007, the Registrant disclosed the acquisition of assets and assumption of certain liabilities of American Hearing, LLC, and Digi-Tech, LLC, by a wholly-owned subsidiary of the Registrant. Upon completion of an audit of the acquired entities, the Registrant determined that the acquisition is not material. As such, the financial statements required under Item 9.01 related to the acquisition described in this Item 2.01 will not be filed by an amendment to the Form 8-K filed as of June 1, 2007.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Required. As stated in Item 2.01 above, the acquisition was not material and no financial statements are required.

(b) Pro Forma Financial Information. As stated in Item 2.01, the acquisition was not material and no pro forma financial information is required.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Dated: August 10, 2007

SONIC INNOVATIONS, INC.

/s/ Michael M. Halloran
Michael M. Halloran
Vice President and Chief Financial Officer

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